UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2014

LADENBURG THALMANN FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	001-15799	650701248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, 12th Floor, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (212) 409-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Ladenburg Thalmann Financial Services Inc. (“LTFS”) previously filed a Current Report on Form 8-K dated October 15, 2014 (the “Current Report”) with the Securities and Exchange Commission on October 16, 2014 to report the acquisition by LTFS of the outstanding capital stock of KMS Financial Services, Inc (“KMS”). The purpose of this amendment to the Current Report is to include the financial statements and pro forma financial information required under Item 9.01. Except for the foregoing, this Form 8-K/A No. 1 effects no other changes to the Current Report.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited statements of financial condition of KMS at December 31, 2013 and 2012 and the audited statements of operations, statements of stockholder's equity, statements of cash flows and statements of subordinated borrowings of KMS for the years ended December 31, 2013 and 2012 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The statements of financial condition of KMS at September 30, 2014 (unaudited) and December 31, 2013 (audited) and the unaudited statements of operations, statements of stockholder's equity, statements of cash flows and statements of subordinated borrowings of KMS for the nine months ended September 30, 2014 and 2013 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined condensed balance sheet of LTFS and KMS at September 30, 2014 and the unaudited pro forma combined condensed statements of operations of LTFS and KMS for the nine months ended September 30, 2014 and the twelve months ended December 31, 2013 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Hagelin & Alloway PS.

99.1
Audited statements of financial condition of KMS at December 31, 2013 and 2012 and the audited statements of operations, statements of stockholder's equity, statements of cash flows and statements of subordinated borrowings of KMS for the years ended December 31, 2013 and 2012.

99.2
Statements of financial condition of KMS at September 30, 2014 (unaudited) and December 31, 2013 (audited) and the unaudited statements of operations, statements of stockholder's equity, statements of cash flows and statements of subordinated borrowings of KMS for the nine months ended September 30, 2014 and 2013.

99.3
Unaudited pro forma combined condensed balance sheet of LTFS and KMS at September 30, 2014 and the unaudited pro forma combined condensed statements of operations of LTFS and KMS for the nine months ended September 30, 2014 and the twelve months ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2014

LADENBURG THALMANN FINANCIAL SERVICES INC.

By:	/s/ Brett H. Kaufman
	Name:	Brett H. Kaufman
	Title:	Senior Vice President and Chief Financial Officer